                               WARRANT CERTIFICATE

                         THERMALTEC INTERNATIONAL, CORP.
                            (A Delaware Corporation)

No. W.                                                     ___________ WARRANTS

THIS IS TO CERTIFY THAT
                                                               IS THE HOLDER OF

                                                                    WARRANTS OF
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               **********THERMALTEC INTERNATIONAL, CORP.**********
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or registered assigns is entitled to purchase fully paid and non-assessable shares of Common Stock of THERMALTEC INTERNATIONAL CORP., (herein called the "Company") for each warrant evidenced by this certificate, for $1.00 per share during the exercise period commencing March 31, 1998 and ending on June 2, 2000 at 4 P.M. eastern daylight savings time upon surrender, and payment of the purchase price at the Warrant Agent's office, MANHATTAN TRANSFER REGISTRAR Co. subject to the following conditions:
1). The warrants into shares will not be registered and shall bear restrictive legends, and must be held for at least one year pursuant to Rule 144 et seq. of the Securities Act of 1933, as amended.
2). Adjustment in the exercise price and number of shares issuable will only be made for splits, but not for a merger, or any other business combination which may affect Warrant holder's interests. The exercise price shall be in cash, certified check or Bank Draft.
3). Warrant exercise requires appropriate completion of the "Election to Purchase" printed on the back of this certificate. If the exercised shares are less than the total number of shares permitted to be purchased contained in this certificate, the holder will be issued a new certificate giving credit for the unexercised portion of the Warrants.
4). This certificate contains all the Warrant terms to the Warrant holder. No fractional shares will be issued.
5). The holder or their authorized agent is entitled to exchange this certificate for a new certificate totaling equivalent Warrants in number and class to the old upon payment of the Warrants in number and class to the old upon payment of the Warrant Agent's fee.
6). Holders can register or transfer certificates at the Warrant Agent's principal office after payment of fees and any applicable taxes. New certificates will be equivalency to the old and totaling the Warrants issued to the holder or his transferee in exchange for the old, and containing the same terms and Warrant amounts.
7). Prior to presentment for registration or transfer, the Company and Warrant Agent may treat the registered Warrant holder as absolute owner of this certificate for exercise, transfer, or any purpose and neither the Company or Warrant Agent shall he affected by notice to the contrary.
8). If the certificate is surrendered for Warrant exercise while the Company's transfer books are closed, share certificates will not be issued until the books are reopened for transfer.
9). Failure to exercise some or all of the Warrants during the exercise period shown on the dates shown above, unless extended, will void them.
10). This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                  THERMALTEC INTERNATIONAL, CORP.

Countersigned:                          By: /s/ XXXXXXXXXXXXXX
     MANHATTAN TRANSFER REGISTRAR CO.      ------------------------------------
            (HOLBROOK, N.Y.)                         President

By:                                     By: /s/ XXXXXXXXXXXXXX
----------------------------------         ------------------------------------
              Authorized Signature                   Secretary

                                   SEAL LOGO


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                              ELECTION TO PURCHASE
                                   (EXERCISE)

TO: THERMATEC INTERNATIONAL, CORP.
c/o Manhattan Transfer Registrar Co.
    P.O. Box 361
    Holbrook, New York 11741

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for and to purchase thereunder, _____________ Shares of Common Stock (the "Shares") provided for therein and tenders herewith payment of the purchase price in full to the order of THERMALTEC INTERNATIONAL, CORP., and requests that certificates for such Shares shall be issued in the name of

________________________________________________________________________________
                                 (Please Print)

                                                  ____________________________
                                                  |                          |
                                                  |                          |
                                                  |__________________________|
                                                     SOCIAL SECURITY NUMBER


and to be delivered to _________________________________________________________
                                             (Name)

at _____________________________________________________________________________
      (Street Address)         (City)              (State)         (Zip Code)

and, if said number of Shares shall not be all the Shares purchasable thereunder, that a new Warrant for the balance remaining of the Shares purchasable under the within Warrant be registered in the name of, and delivered, to the undersigned at the address stated below.

Name of Warrantholder:__________________________________________________________
                                         (Please Print)
Address: _______________________________________________________________________
                                        (Street Address)

________________________________________________________________________________
           (City)                (State)                          (Zip Code)

Dated: ___________________     Signature:______________________________________
                                         Note: The above signature must
                                         correspond with the name as written
                                         upon the face of this Warrant or with
                                         the name of the assignee appearing in
                                         the assignment form below in every
                                         particular, without alteration or
                                         enlargement or any change whatever.

                                   ASSIGNMENT

For value received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

________________________________
|                              |
|                              |
|______________________________| _______________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________
the within Warrant, together with all right, title and interest therein, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney.
to transfer said Warrant on the books of the within named Company, with full power of substitution in the premises.

Dated: ___________________     Signature: ______________________________________
                                          Note: The above signature must
                                          correspond with the name as written
                                          upon the face of this Warrant in
                                          every particular, without alteration
                                          or enlargement or any change whatever.
Transfer Agent and Warrant Agent:         Signature(s) Guaranteed:
Manhattan Transfer Registrar Co.
P.O. Box 361
Holbrook, New York 11741
(516) 585-7341